Exhibit 99.4

Unaudited pro forma condensed combined financial information

On June 30, 2021, Panacea Life Sciences Holdings, Inc. (formerly Exactus, Inc.) (the “Company” and/or “EXDI”) acquired Panacea Life Sciences, Inc. (“Panacea”) pursuant to a Securities Exchange Agreement (the “Agreement”) with the shareholders of Panacea including its founder Leslie Buttorff and 22nd Century Group, Inc., (“XXII”), a principal investor. All share amounts have been retroactively adjusted to give effect to the 1-for-28 reverse stock split of EXDI’s common stock which was effected on October 25, 2021 (the “Reverse Stock Split”).

As of the date of the Agreement, the Company had 21,321,613 shares of Common Stock (post Reverse Stock Split), par value $0.0001 per share (the “Parent Common Stock”) and 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) authorized of which 1,000 shares are designated as Series A Preferred Stock (the “Series A Preferred”), 32,000,000 shares are designated as Series B-1 Preferred Stock (the “Series B-1 Preferred”) and 10,000,000 shares are designated as Series B-2 Preferred Stock (the “Series B-2 Preferred”). As of the date of the Agreement, approximately 5,096,233 shares of Parent Common Stock (post Reverse Stock Split), 450 shares of Series A Preferred and 1,500,000 shares of Series B-1 Preferred and 6,000,000 shares of Series B-2 Preferred were issued and outstanding. 321,429 shares of Parent Common Stock may be issued upon conversion of Series A Preferred, 6,679 shares of Parent Common Stock may be issued upon conversion of Series B-1 Preferred, 26,786 shares of Parent Common Stock may be issued upon conversion of Series B-2 Preferred (post Reverse Stock Split).

Pursuant to the Agreement, the Shareholders transferred to EXDI the shares of capital stock of Panacea owned by them, constituting all of the outstanding capital stock of Panacea. In exchange for the Panacea capital stock, EXDI issued an aggregate of: (A) 1,000,000 shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Parent C Stock”) to Quintel-MC, Incorporated, a Colorado corporation (“Quintel”) (stated value of $6,046,000) convertible into 2,289,220 shares of Common Stock; (B) 10,000 shares of Series C-1 Convertible Preferred Stock, par value $0.0001 per share (stated value of $2,812,500) (the “Parent C-1 Stock”) to Quintel convertible into 1,064,908 shares of Parent Common Stock, (C) 10,000 shares of Series D Convertible Preferred Stock, par value $0.0001 per share (stated value of $4,300,000) (the “Parent D Stock”) to J&N Real Estate Company, a Colorado limited liability company convertible into 1,628,126 shares of Parent Common Stock and (D) approximately 16,915,706 shares of Parent Common Stock (consisting of 10,649,078 shares to Quintel, 719,404 shares to Leslie Buttorff, 3,250,572 shares to XXII and approximately 2,296,651 shares issuable to Panacea employees) which together shall equal an aggregate of approximately 70.3% (the “Stated Percentage”) of the issued and outstanding shares of Parent Common Stock, on a fully diluted basis, (exclusive of 4,049,409 shares of Parent Common Stock reserved for issuance under the Parent’s 2021 Equity Incentive Plan but inclusive of shares issuable at Closing to various employees, directors, advisors and consultants). The Shareholders held all issued and outstanding shares of capital stock in Panacea.

The Parent C Stock have the terms and rights set forth in the Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of Series C Convertible Preferred Stock, which include: (A) the right to vote on all matters submitted to a vote of shareholders of Parent on an as-converted basis; and (B) the right to elect to receive and be paid contingent liquidating and participation payments in the amount of the Stated Value upon receipt of certain recoveries set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock. The Parent C-1 Stock have the terms and rights set forth in the Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of Series C-1 Convertible Preferred Stock. The Parent D Stock have the terms and rights set forth in the Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of Series D Convertible Preferred Stock.

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The exchange of Panacea capital stock for EXDI capital stock is intended to constitute a reorganization within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), or such other tax-free reorganization or restructuring provisions as may be available under the Code.

Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements and related notes are derived from the historical condensed combined financial statements of EXDI and Panacea after giving effect to Panacea’s acquisition. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 gives effect to the share exchange (as defined below) as if it occurred on that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021, and for the year ended December 31, 2020 give effect to the Panacea acquisition as if it occurred on January 1, 2020.

The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with:

●	The accompanying notes to the unaudited condensed combined pro forma financial statements.
●	Panacea’s audited consolidated financial statements and accompanying notes as of and for the fiscal years ended December 31, 2020 and 2019 included elsewhere in the Form 8-K/A current report;
●	Panacea’s and EXDI’s unaudited consolidated financial statements and accompanying notes as of and for the six-month period ended June 30, 2020 and 2019 included elsewhere in the Form 8-K/A current report filed herewith with the Securities and Exchange Commission (“SEC”); and
●	EXDI’s audited financial statements for the year ended December 31, 2020 and 2019 filed herewith with the Securities and Exchange Commission (“SEC”) on Form 10-K/A as amended and filed on April 23, 2021.

Panacea’s historical condensed consolidated statement of operations for the year ended December 31, 2020 was derived from its audited consolidated financial statements for the year ended December 31, 2020 and 2019. Panacea’s historical condensed consolidated statement of operations for the six months ended June 30, 2020, and condensed consolidated balance sheet as of June 30, 2021, were derived from its unaudited interim condensed consolidated financial statements for the period ended June 30, 2021.

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Panacea that would have been reported had the share exchange been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The historical financial information has been adjusted to give effect to estimated pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the consolidated results of operations and do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the share exchange.

Subsequent Event

Effective October 25, 2021 the Company completed the 1-for-28 reverse stock split as well as the name change from Exactus, Inc. to Panacea Life Sciences Holdings, Inc.

On October 25, 2021, of the 10,649,078 shares of EXDI Common Stock issued to Quintel under the Agreement 7,321,429 shares were exchanged for 100 shares of Series C-2 Convertible Preferred Stock (the “Parent C-2 Stock”) which are convertible into 7,321,429 shares of Parent Common Stock and are entitled to vote on an as-converted basis. Other than the conversion and voting rights, there are no other preferences for the Parent C-2 Stock.

On November 18, 2021, the Company and an institutional investor signed an agreement for a $1.1 million original issue discount convertible note (the “Note”) financing in which the investor is paying $1 million in gross proceeds. The one-year Note is convertible into common stock at $1.40 per share. The Company also issued the investor 785,715 warrants to purchase common stock at an exercise price of $1.40 per share. The warrants are exercisable over a five-year period beginning May 18, 2022. The parties also entered into a Registration Rights Agreement giving the investor certain demand registration rights. After payment of a 10% commission to a broker-dealer, the adjusted net proceeds will be $900,000 before expenses including legal fees of the investor.

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Panacea Life Sciences Holdings, Inc. and Subsidiary

Unaudited Proforma Combined Balance Sheet

as of June 30, 2021

	Historical
	Exactus, Inc.	Panacea Life Sciences, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,157	$121,550	$-		$130,707
Accounts receivable, net	-	289,621	-		289,621
Other Receivable - related party	-	-	500,000	(g)	500,000
Inventory, net	-	4,273,339	-		4,273,339
Marketable securities related party	-	6,005,188	-		6,005,188
Prepaid expenses and other current assets	-	101,968	-		101,968
TOTAL CURRENT ASSETS	9,157	10,791,666	500,000		11,300,823

Operating lease right-of-use asset, net, related party	-	3,767,641	-		3,767,641
Property and equipment, net	-	12,474,646	(3,043,857)	(g)	9,430,789
Intangible assets, net	-	92,100			92,100
Goodwill	-	2,188,810	-		2,188,810
TOTAL ASSETS	$9,157	$29,314,863	$(2,543,857)		$26,780,163

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$680,812	$1,505,617	$(1,008,104)	(a)	$1,178,325
Operating lease liability, current portion, related party	-	1,393,425	-		1,393,425
Note payable-current, related party	75,556	12,573,742	(6,825,344)	(a)	5,823,954
Paycheck protection loan, SBA Loan	335,510	-	-		335,510
Interest payable	4,710	-	(4,710)	(a)	-
TOTAL CURRENT LIABILITIES	1,096,588	15,472,784	(7,838,158)		8,731,214

Operating lease liability, long-term portion, related party	-	3,521,156	-		3,521,156
Other long-term liabilities, related party	-	3,042,638	-		3,042,638
TOTAL LIABILITIES	1,096,588	22,036,578	(7,838,158)		15,295,008

COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS’ EQUITY
Series A Preferred Stock: $0.0001 Par Value, 1,000 shares designated; 450 and 0 shares issued and outstanding on June 30, 2021 and December 31, 2020 respectively.	1,349,000	-	(1,349,000)	(a)	-
Series B-1 Preferred: $0.0001 Par Value, 32,000,000 shares designated; 1,500,000 and 0 shares issued and outstanding on June 30, 2021 and December 31, 2020 respectively.	150	-	-		150
Series B-2 Preferred: $0.0001 Par Value, 6,000,000 shares designated; 6,000,000 and 0 shares issued and outstanding on June 30, 2021 and December 31, 2020 respectively.	600	-	-		600
Series C Preferred: $0.0001 Par Value, 1,000,000 shares designated; 1,000,000 and 1,000,000 shares issued and outstanding on June 30, 2021 and December 31, 2020 respectively.	-	-	100	(a)	100
Series C-1 Preferred: $0.0001 Par Value, 10,000 shares designated and 10,000 and 10,000 shares issued and outstanding on June 30, 2021 and December 31, 2020 respectively.	-	-	1	(a)	1
Series D Preferred: $0.0001 Par Value, 10,000 shares designated and 10,000 and 10,000 shares issued and outstanding on June 30, 2021 and December 31, 2020 respectively.	-	-	1	(a)	1
Common Stock: $0.0001 Par Value, 650,000,000 shares authorized; 21,321,613 and 16,915,706 shares issued and outstanding on June 30, 2021 and December 31, 2020 respectively.	-	1,692	440	(a)	2,132
Additional paid in capital	34,883,099	18,861,343	(30,677,521)	(b)	23,066,921
Accumulated deficit	(37,320,280)	(11,584,750)	37,320,280	(c)	(11,584,750)
TOTAL STOCKHOLDERS EQUITY	(1,087,431)	7,278,285	5,294,301		11,485,155

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,157	$29,314,863	$(2,543,857)		$26,780,163

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Panacea Life Sciences Holdings, Inc. and Subsidiary

Unaudited Proforma Combined Statement of Operations

For the six months ended June 30, 2021

	Historical
	Exactus, Inc.	Panacea Life Sciences, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenues	$-	$825,634	$-		$825,634
Cost of sales	-	578,483	-		578,483
Gross Profit	-	247,151	-		247,151

Operating Expenses:
Production related operating expenses	-	2,156,973	-		2,156,973
General and administrative expenses	5,386,712	621,268	-		6,007,980
Selling and marketing expenses	26,097	-	-		26,097
Professional and consulting	69,207	-	-		69,207
Total operating expenses	5,482,016	2,778,241	-		8,260,257

Loss from operations	(5,482,016)	(2,531,090)	-		(8,013,106)

Other (expenses) income
Interest expense	(200,753)	(606,944)	200,753	(e)	(606,944)
Unrealized gain (loss) on marketable securities, net	-	3,151,751	-		3,151,751
Rental income	-	162,918	-		162,918
Loss on sale of assets	-	(297,351)	-		(297,351)
Gain on extinguishment of debt	153,931	518,580	(153,931)	(f)	518,580
Derivative gain (loss)	(1,407,062)	-	1,407,062	(f)	-
Total other (expense) income, net	(1,453,884)	2,928,954	1,453,884		2,928,954

Loss before provision for income taxes	(6,935,900)	397,864	1,453,884		(5,084,152)

Provision for income taxes	-	-	-		-

Net loss	$(6,935,900)	$397,864	$1,453,884		$(5,084,152)
Net loss attributable to non-controlling interest	-	-	-
Net loss available to Exactus, Inc. common stockholders	$(6,935,900)	$397,864	$1,453,884		$(5,084,152)

Basic net income (loss) per share	$(0.41)	$0.02	$(0.08)		$(0.30)
Diluted net income (loss) per share	$(0.41)	$0.02	$(0.08)		$(0.30)

Weighted average number of shares outstanding
Basic	16,915,706	18,630,833	(18,630,833)		16,915,706
Diluted	16,915,706	18,630,833	(18,630,833)		16,915,706

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Panacea Life Sciences Holdings, Inc. and Subsidiary

Unaudited Proforma Combined Statement of Operations

For the year ended December 31, 2020

	Historical
	Exactus, Inc.	Panacea Life Sciences, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

Net Revenues	$1,755,210	$9,017,720	$-		$10,772,930
Net Revenues - related party	315,800	-	-		315,800
Total Net Revenues	2,071,010	9,017,720	-		11,088,730

Cost of Goods Sales:
Cost of sales	2,301,843	7,020,223	-		9,322,066
Cost of sales - related party	417,783	-	-		417,783
Total Cost of Sales	2,719,626	7,020,223	-		9,739,849

Gross Profit	(648,616)	1,997,497	-		1,348,881

Operating Expenses:
Production related operating expenses	-	4,449,313	-		4,449,313
General and administrative expenses	2,679,337	2,806,026	-		5,485,363
Impairment	4,577,406	-	-		4,577,406
Selling and marketing expenses	638,632	-	-		638,632
Professional consulting	2,010,935	-	-		2,010,935
Total Operating Expenses	9,906,310	7,255,339	-		17,161,649

Loss from Operations	(10,554,926)	(5,257,842)	-		(15,812,768)

Other income (expenses)
Derivative gain (loss)	513,674	-	(513,674)	(f)	-
Loss on stock settlement	(23,000)	-	23,000	(h)	-
Gain on settlement of debt, net	126,222	-	(126,222)	(g)	-
Interest expense	(1,003,439)	(1,511,579)	1,003,439	(d)	(1,511,579)
Unrealized gain on marketable securities, net	-	1,426,718	-		1,426,718
Other income (loss)	-	(20,180)	-		(20,180)
Rental Income	-	271,767	-		271,767
Loss on sale of assets	-	(140,714)	-		(140,714)
Total Other income (expense), net	(386,543)	26,012	386,543		26,012

Net Loss	(10,941,469)	(5,231,830)	386,543		(15,786,756)

Net loss attributable to non-controlling interest	1,480,770	-	-		1,480,770

Net loss available to common stockholders	$(9,460,699)	$(5,231,830)	$386,543		$(14,305,986)

Basic net income (loss) per share	$(0.19)	$(0.28)	$(0.01)		$(0.85)
Diluted net income (loss) per share	$(0.19)	$(0.28)	$(0.01)		$(0.85)

Weighted average number of shares outstanding
Basic	49,688,543	18,630,833	(51,403,670)		16,915,706
Diluted	49,688,543	18,630,833	(51,403,670)		16,915,706

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Panacea Life Sciences Holdings, Inc. (formerly Exactus, Inc.) and

Panacea Life Sciences, Inc.

Notes to the unaudited pro forma combined financial information

1. Basis of Presentation

The unaudited pro forma combined balance sheet as of June 30, 2021 combines the historical balance sheet of Panacea and EXDI as of June 30, 2021 as if the Transactions had occurred on June 30, 2021. The unaudited pro forma combined statement of comprehensive loss for the six months ended June 30, 2021 combines the historical statement of operations of Panacea and the statement of operations of EXDI, and have been prepared as if the share exchange (the “Share Exchange”) had closed on January 1, 2020.

The Share Exchange is accounted for as a reverse acquisition and recapitalization in accordance with the Financial Accounting Standards Board (ASC 805, Business Combinations). Management evaluated the guidance contained in ASC 805 with respect to the identification of the acquirer in the merger and concluded, based on a consideration of the pertinent facts and circumstances, that Panacea acquired EXDI for financial accounting purposes.

Pursuant to the Agreement, this merger was accounted for as a reverse recapitalization under US GAAP. Under this method of accounting, EXDI is treated as the “acquired” company for financial reporting purposes the Share Exchange. This determination is primarily based on Panacea stockholders comprising a relative majority of the voting power of the Company and having the ability to nominate the members of the board of directors of the Company after the Share Exchange, Panacea’s operations prior to the Share Exchange comprising the only ongoing operations of the Company following the Share Exchange, and Panacea’s senior management prior to the Share Exchange comprising a majority of the senior management of the Company following the Share Exchange. Accordingly, for accounting purposes, the financial statements of the Company represent a continuation of the financial statements of Panacea with the Share Exchange being treated as the equivalent of Panacea issuing stock for the net assets of EXDI, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded. Transactions and balances prior to the Share Exchange are those of Panacea. The shares and net loss per share available to holders of Panacea’s common stock prior to the Share Exchange have been retroactively restated as shares reflecting the exchange ratio established in the Agreement.

The financial data in the unaudited pro forma condensed combined financial statements are presented in U.S. dollars and has been prepared in a manner consistent with the accounting policies adopted by Panacea. These accounting policies are similar in most material respects to those of EXDI, Panacea is currently performing a more detailed review of EXDI’s accounting policies. As a result of that review, differences could be identified between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements including any intercompany transaction requiring elimination upon consolidation.

The historical consolidated financial information has been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable and (3) with respect to the unaudited pro forma condensed combined statements of operations, are expected to have a continuing impact on the results of operations. The Unaudited Pro Forma Combined Statement of Operations do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Share Exchange.

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The preliminary unaudited pro forma information is presented solely for informational purposes and is not necessarily indicative of the consolidated results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company.

Panacea’s historical condensed consolidated statement of income for the year ended December 31, 2020 was derived from its audited consolidated financial statements for the year ended December 31, 2020 and 2019. Panacea’s historical condensed consolidated statement of operations for the six months ended June 30, 2020, and condensed consolidated balance sheet as of June 30, 2021, were derived from its unaudited interim condensed consolidated financial statements for the period ended June 30, 2021.

EXDI’s historical fiscal year ends on December 31st and, for purposes of the unaudited pro forma condensed combined financial information, its historical results have been aligned to conform to the Panacea’s December 31 calendar year end:

●	The unaudited pro forma condensed combined balance sheet as of June 30, 2021, combines the Panacea’s historical results as of June 30, 2021, and EXDI’ historical results as of June 30, 2021;

●	The unaudited pro forma condensed combined statement of operations for the six-months ended June 30, 2021, combines Panacea’s historical results for the six months ended June 30, 2021, and EXDI’s historical results for the six-months ended June 30, 2021.

●	The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2020, combines the Panacea’s historical results for the year ended December 31, 2020, and EXDI’s historical results for the year ended December 31, 2020.

2. Share Exchange Agreement

On June 30, 2021, Panacea Life Sciences Holdings, Inc. (formerly Exactus, Inc.) (the “Company” and/or “EXDI”) acquired Panacea Life Sciences, Inc. (“Panacea”) pursuant to a Securities Exchange Agreement (the “Agreement”) with the shareholders of Panacea including its founder Leslie Buttorff and 22nd Century Group, Inc., (“XXII”), a principal investor. All share amounts have been retroactively adjusted to give effect to the 1-for-28 reverse stock split of EXDI’s common stock which was effected on October 25, 2021.

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As of the date of the Agreement, the Company had 650,000,000 shares of Common Stock, par value $0.0001 per share (the “Parent Common Stock”) and 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) authorized of which 1,000 shares are designated as Series A Preferred Stock (the “Series A Preferred”), 32,000,000 shares are designated as Series B-1 Preferred Stock (the “Series B-1 Preferred”) and 10,000,000 shares are designated as Series B-2 Preferred Stock (the “Series B-2 Preferred”). As of the date of the Agreement, approximately 4,477,336 shares of Parent Common Stock, 450 shares of Series A Preferred and 1,500,000 shares of Series B-1 Preferred and 6,000,000 shares of Series B-2 Preferred were issued and outstanding. 321,429 shares of Parent Common Stock may be issued upon conversion of Series A Preferred, 6,696 shares of Parent Common Stock may be issued upon conversion of Series B-1 Preferred, 26,786 shares of Parent Common Stock may be issued upon conversion of Series B-2 Preferred.

Pursuant to the Agreement, the Shareholders transferred to EXDI the shares of capital stock of Panacea owned by them, constituting all of the outstanding capital stock of Panacea. In exchange for the Panacea capital stock, EXDI issued an aggregate of: (A) 1,000,000 shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Parent C Stock”) to Quintel-MC, Incorporated, a Colorado corporation (“Quintel”) (stated value of $6,046,000) convertible into 2,289,214 shares of Common Stock; (B) 10,000 shares of Series C-1 Convertible Preferred Stock, par value $0.0001 per share (stated value of $2,812,500) (the “Parent C-1 Stock”) to Quintel convertible into 1,064,908 shares of Parent Common Stock, (C) 10,000 shares of Series D Convertible Preferred Stock, par value $0.0001 per share (stated value of $4,300,000) (the “Parent D Stock”) to J&N Real Estate Company, a Colorado limited liability company convertible into 1,628,126 shares of Parent Common Stock and (D) approximately 16,915,706 shares of Parent Common Stock (consisting of 10,649,078 shares to Quintel, 719,404 shares to Leslie Buttorff, 3,250,572 shares to XXII and approximately 2,296,651 shares issuable to Panacea employees) which together shall equal an aggregate of approximately 70.3% (the “Stated Percentage”) of the issued and outstanding shares of Parent Common Stock, on a fully diluted basis, (exclusive of 4,049,409 shares of Parent Common Stock reserved for issuance under the Parent’s 2021 Equity Incentive Plan but inclusive of shares issuable at Closing to various employees, directors, advisors and consultants). Such Parent Common Stock, Parent C Stock and Parent C-1 Stock and Parent D Stock, the “Parent Exchange Stock”. The Shareholders held all issued and outstanding shares of capital stock in Panacea. Of the 10,649,078 shares of Parent Common Stock issued to Quintel under the Agreement, on October 25, 2021 Quintel exchanged 7,321,429 shares for 100 shares of Series C-2 Convertible Preferred Stock (the “Parent C-2 Stock”) which are convertible 7,321,429 shares of Parent Common Stock and are entitled to vote on an as-converted basis. Other than the conversion and voting rights, there are no other preferences for the Parent C-2 Stock. The Parent C Stock have the terms and rights set forth in the Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of Series C Convertible Preferred Stock, which include: (A) the right to vote on all matters submitted to a vote of shareholders of Parent on an as-converted basis; and (B) the right to elect to receive and be paid contingent liquidating and participation payments in the amount of the Stated Value upon receipt of certain recoveries set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock. The Parent C-1 Stock have the terms and rights set forth in the Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of Series C-1 Convertible Preferred Stock. The Parent D Stock have the terms and rights set forth in the Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of Series D Convertible Preferred Stock.

3. Pro Forma Adjustments

The unaudited pro forma financial information is not necessarily indicative of what the financial position actually would have been had the merger been completed at the date indicated. Such information includes adjustments that are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the combined companies would have been, nor necessarily indicative of the financial position of the post-merger periods.

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The following describes the pro forma adjustments related to the acquisition that have been made in the accompanying unaudited pro forma combined balance sheet as of June 30, 2021 which effect to the EXDI’ acquisition as if it occurred on that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 give effect to the EXDI acquisition as if it occurred on January 1, 2020 have been prepared to reflect the acquisition of EXDI by Panacea and reflect the following pro forma adjustments:

a)	At the time of the Share exchange, various liabilities and notes payable were converted into the Company’s common stock and/or one or more series of preferred stock.

b)	To eliminate the historical Additional Paid in Capital of EXDI upon the consummation of the Share exchange

c)	To eliminate the historical accumulated deficit of EXDI upon the consummation of the Share exchange.

d)	Reflects adjustment for interest expense recorded in historical period that will not have a continuing impact on the pro forma combined statements of operations if the notes payable and convertible debt had converted as of January 1, 2021.

e)	Reflects adjustment for interest expense recorded in historical period that will not have a continuing impact on the pro forma combined statements of operations if the notes payable and convertible debt had converted as of January 1, 2020.

f)	Reflects adjustment for the loss on the conversion of debt, change in fair value of derivative liabilities, that would have occurred on the pro forma combined statements of operations if the notes payable and convertible debt had converted as of January 1, 2020.

g)	Reflects adjustment to a receivable due from a related party and the sale of property and equipment pursuant to a sale pursuant to the Merger that would have occurred on the pro forma combined statements of operations if the sale of the property had occurred as of January 1, 2020.

h)	Reflects adjustment to a loss on a stock settlement that would have occurred during the year on the pro forma combined statements of operations if the settlement had occurred as of January 1, 2020.

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